Exhibit 99.3


During the fourth quarter of 2004, Marvel commenced classifying revenue from its master toy licensee, Toy Biz Worldwide Ltd. ("TBW"), and related expenses, within its Toy segment. Revenues from TBW reflect a broader set of efforts on the part of the Company than do revenues from the Company's other licensees. Because the services provided to TBW by the Company's Toy segment involve efforts that are similar in nature to the efforts associated with the Company's own toys, the Company believes this change will better aggregate the results derived from Marvel-branded toys developed by Marvel and more clearly reflect operating results used by management to measure the performance of the Toy operations. As a result of this change, prior-period segment information has been reclassified as follows:

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                                                    MARVEL ENTERPRISES, INC.
                                             RECONCILIATION OF RECLASSIFIED REVENUES
                                              (In thousands, except per share data)
                                                           (unaudited)


                                              Reclassified Year End Financial Data
-----------------------------------------------------------------------------------------------------------------------------
                             2004              2004          2004              2003             2003            2003
                            Amount          Adjustment    As Adjusted         Amount          Adjustment     As Adjusted
-----------------------------------------------------------------------------------------------------------------------------
Net Sales
-----------------------------------------------------------------------------------------------------------------------------
  Licensing                     229,921         (15,187)         214,734           189,204         (64,755)          124,449
-----------------------------------------------------------------------------------------------------------------------------
  Toys                          197,604           15,187         212,791            85,167           64,755          149,922
-----------------------------------------------------------------------------------------------------------------------------
Operating
Income
-----------------------------------------------------------------------------------------------------------------------------
  Licensing                     165,215         (12,489)         152,726           139,409         (56,182)           83,227
-----------------------------------------------------------------------------------------------------------------------------
  Toys                           45,655           12,489          58,144            21,723           56,182           77,905
-----------------------------------------------------------------------------------------------------------------------------


                                            Reclassified First Quarter Financial Data
-----------------------------------------------------------------------------------------------------------------------------
                            Q1 04             Q1 04           Q1 04             Q1 03            Q1 03            Q1 03
                            Amount         Adjustment      As Adjusted          Amount        Adjustment       As Adjusted
-----------------------------------------------------------------------------------------------------------------------------
Net Sales
-----------------------------------------------------------------------------------------------------------------------------
  Licensing                      50,103          (3,243)          46,860            49,902         (12,412)           37,490
-----------------------------------------------------------------------------------------------------------------------------
  Toys                           52,579            3,243          55,822            22,263           12,412           34,675
-----------------------------------------------------------------------------------------------------------------------------
Operating
Income
-----------------------------------------------------------------------------------------------------------------------------
  Licensing                      38,484          (2,543)          35,941            48,724         (11,430)           37,294
-----------------------------------------------------------------------------------------------------------------------------
  Toys                           15,623            2,543          18,166             5,937           11,430           17,367
-----------------------------------------------------------------------------------------------------------------------------



                                          Reclassified Second Quarterly Financial Data
-----------------------------------------------------------------------------------------------------------------------------
                            Q2 04             Q2 04           Q2 04             Q2 03            Q2 03            Q2 03
                            Amount         Adjustment      As Adjusted          Amount        Adjustment       As Adjusted
-----------------------------------------------------------------------------------------------------------------------------
Net Sales
-----------------------------------------------------------------------------------------------------------------------------
  Licensing                      49,537          (2,543)          46,994            56,750         (21,788)           34,962
-----------------------------------------------------------------------------------------------------------------------------
  Toys                           84,321            2,543          86,864            13,681           21,788           35,469
-----------------------------------------------------------------------------------------------------------------------------
Operating
Income
-----------------------------------------------------------------------------------------------------------------------------
  Licensing                      35,566          (2,056)          33,510            41,238         (19,685)           21,553
-----------------------------------------------------------------------------------------------------------------------------
  Toys                           23,229            2,056          25,285             2,559           19,685           22,244
-----------------------------------------------------------------------------------------------------------------------------
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                                            Reclassified Third Quarter Financial Data
-----------------------------------------------------------------------------------------------------------------------------
                            Q3 04             Q3 04           Q3 04             Q3 03            Q3 03            Q3 03
                            Amount         Adjustment      As Adjusted          Amount        Adjustment       As Adjusted
-----------------------------------------------------------------------------------------------------------------------------
Net Sales
-----------------------------------------------------------------------------------------------------------------------------
  Licensing                      69,215          (4,991)          64,224            41,638         (19,621)           22,017
-----------------------------------------------------------------------------------------------------------------------------
  Toys                           43,347            4,991          48,338            23,345           19,621           42,966
-----------------------------------------------------------------------------------------------------------------------------
Operating
Income
-----------------------------------------------------------------------------------------------------------------------------
  Licensing                      53,198          (4,174)          49,024            30,267         (16,008)           14,259
-----------------------------------------------------------------------------------------------------------------------------
  Toys                            7,659            4,174          11,833             8,212           16,008           24,220
-----------------------------------------------------------------------------------------------------------------------------


                                           Reclassified Fourth Quarter Financial Data
-----------------------------------------------------------------------------------------------------------------------------
                            Q4 04             Q4 04           Q4 04             Q4 03            Q4 03            Q4 03
                            Amount         Adjustment      As Adjusted          Amount        Adjustment       As Adjusted
-----------------------------------------------------------------------------------------------------------------------------
Net Sales
-----------------------------------------------------------------------------------------------------------------------------
  Licensing                      61,066          (4,410)          56,656            40,914         (10,933)           29,981
-----------------------------------------------------------------------------------------------------------------------------
  Toys                           17,357            4,410          21,767            25,878           10,933           36,811
-----------------------------------------------------------------------------------------------------------------------------
Operating
Income
-----------------------------------------------------------------------------------------------------------------------------
  Licensing                      37,967          (3,716)          34,251            19,180          (9,059)           10,121
-----------------------------------------------------------------------------------------------------------------------------
  Toys                            (856)            3,716           2,860             5,015            9,059           14,074
-----------------------------------------------------------------------------------------------------------------------------
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